Contingencies - Summary of Ab Inbev's Material Tax Proceedings Related to Ambev and Its Subsidiaries (Detail) - Ambev [member] - Legal proceedings contingent liability [member] - USD ($) $ in Millions	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Disclosure of detailed information about material tax [line items]
Income tax and social contribution	$ 10,650	$ 9,723
Value-added and excise taxes	4,834	4,285
Other taxes	823	663
Material tax net	$ 16,307	$ 14,671